UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Steven I. Koszalka

American Funds Mortgage Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Investing in the
mortgage market
can help generate
income.

American Funds Mortgage Fund®

Annual report for the year ended August 31, 2015

American Funds Mortgage Fund seeks to provide current income and preserve capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended September 30, 2015 (the most recent calendar quarter-end):

		Lifetime
Class A shares	1 year	(since 11/1/10)

Reflecting 3.75% maximum sales charge	–0.53%	1.75%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.70% for Class A shares as of the prospectus dated November 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.11%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.04%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents
1	Letter to investors
3	The value of a $10,000 investment
4	Summary investment portfolio
8	Financial statements
27	Board of trustees and other officers

Fellow investors:

During a year in which the U.S. economy saw both low inflation and steady economic growth, high-quality mortgage investments generated positive total returns for American Funds Mortgage Fund shareholders.

For the fiscal year ended August 31, 2015, the fund posted a total return of 2.09%, with all distributions reinvested. By way of comparison, the unmanaged Barclays U.S. Mortgage Backed Securities Index — the fund’s primary benchmark — gained 2.66%, while the fund’s peer group, as measured by the Lipper Intermediate U.S. Government Funds Average, rose 1.42%. The Lipper GNMA Funds Average climbed 1.56%.

During the 12-month period, the fund paid dividends totaling 10.3 cents a share and capital gains of just under 1 cent a share, resulting in an income return of 1.03% for those investors opting to reinvest dividends. Those who took dividends in cash saw an income return of 1.02%.

Market overview

Over the past 12 months, the U.S. economy saw a steady increase in employment, falling inflation and moderate growth. This resulted in low bond market volatility, which generally benefited investors.

The housing market reflected this economic backdrop, with an increased rate of household formations and continued modest home price appreciation. Lending standards remained appropriate, with no resurgence in the kind of high-risk, privately issued

Results at a glance

For periods ended August 31, 2015, with all distributions reinvested

	Cumulative total returns		Average annual total returns
				Lifetime
	6 months	1 year	3 years	(since 11/1/10)

American Funds Mortgage Fund (Class A shares)	0.74%	2.09%	1.46%	2.41%
Barclays U.S. Mortgage Backed Securities Index*	0.34	2.66	1.85	2.80
Lipper Intermediate U.S. Government Funds Average†	–0.09	1.42	0.60	1.80
Lipper GNMA Funds Average†	0.00	1.56	0.90	2.26

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American Funds Mortgage Fund	1

mortgage-backed securities (MBS) that were a hallmark of the economic crisis of the last decade.

The Federal Reserve’s interest rate policy remains a chief determinant of bond market behavior on the whole — and the mortgage market specifically. The Fed declined to raise rates in September, and its positioning over the past year meant only modest movement in 10-year U.S. Treasury rates, a benchmark for many investors.

Inside the portfolio

American Funds Mortgage Fund has always sought to invest in high-quality MBS, similar to Ginnie Mae (GNMA) funds. During the past fiscal year, the fund used its flexibility to invest in MBS issued by Fannie Mae and Freddie Mac, avoiding the negative impact of a Federal Housing Administration policy decision to reduce mortgage insurance premiums on future GNMA guaranteed loans. The lower insurance premiums provided a heightened economic incentive for borrowers in existing GNMA pools to refinance, negatively affecting the price and value of GNMA MBS.

Despite the risk of faster prepayments, materially lower GNMA MBS prices represented much better value for shareholders and, as a result, managers substantially raised the fund’s allocation to GNMAs from 12% to 63%.

The fund’s duration — a measure of its exposure to changes in interest rates — was increased over the fiscal year. This move was based on the view that short-term interest rates would not rise as quickly as market prices suggested. We believe the fund should be well-positioned to benefit from a continuation of Fed policy, as well as any unexpected disappointment in U.S. economic growth rates.

That said, the portfolio was structured with a preference for securities with a shorter duration. Longer duration investments effectively lock in one’s rate of interest at today’s levels for 10 to 30 years, something the managers are not interested in at current rates. The fund continues to invest in Treasury Inflation Protected Securities (TIPS) as a hedge against the possibility of a shift in realized or anticipated inflation trends.

The fund also has investments in other high-quality securitized debt such as auto loans. These short-term securities — generally less than two years in duration — serve as temporary substitutes for longer maturity residential or commercial mortgage investment opportunities that may develop in the coming year.

Looking ahead

We do not anticipate a notable change in the Fed’s interest rate policy. Bond market volatility is likely to remain subdued, much like the previous fiscal year. Indeed, we believe the Fed will be more patient than the market currently anticipates when it comes to the timing and magnitude of interest rate hikes. While we expect to see the U.S. economy continue its slow pace of growth, we believe that it remains susceptible to weakening conditions overseas.

We are concerned, however, that the Fed’s low rate policy has led to an inefficient use of capital across the U.S. economy — with more money going toward consumption and less toward the kind of capital expenditures that provide a stronger foundation for long-term economic health. We continue to monitor macroeconomic indicators carefully in this regard.

That said, rather than relying on any one market forecast, the portfolio managers consider risk/reward opportunities across a variety of economic scenarios. This focuses our attention on identifying what investments may stand to offer the best compensation — no matter the prevailing market sentiment.

We thank you for choosing to invest in American Funds Mortgage Fund. We look forward to reporting to you again in six months.

Cordially,

David Betanzos
President

October 16, 2015

For current information about the fund, visit americanfunds.com.

2	American Funds Mortgage Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period November 1, 2010, to August 31, 2015, with all distributions reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Results of the Lipper Intermediate U.S. Government Funds Average do not reflect any sales charges.
[4]	For the period November 1, 2010, commencement of operations, through November 30, 2010.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2015)*

		Lifetime
	1 year	(since 11/1/10)

Class A shares	–1.76%	1.61%

* Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Mortgage Fund	3

Summary investment portfolio August 31, 2015

Investment mix by security type	Percent of net assets

Mortgage-backed obligations summary	Percent of net assets
30-year pass-throughs:
Ginnie Mae	63.26%
Fannie Mae	4.71
Freddie Mac	.06	68.03%
Other		2.79
Total		70.82%

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	17.46%
AAA/Aaa	79.60
AA/Aa	.84
A/A	.86
Unrated	.10
Short-term securities & other assets less liabilities	1.14

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 98.86%	Principal amount (000)	Value (000)
Mortgage-backed obligations 70.82%
Federal agency mortgage-backed obligations 69.43%
Fannie Mae 4.00% 2043[1]	$9,121	$9,812
Fannie Mae 3.50% 2045[1,2]	54,000	55,963
Fannie Mae 2.28%–5.00% 2017–2053[1]	22,155	22,282
Freddie Mac 4.00%–6.00% 2038–2041[1]	960	1,045
Government National Mortgage Assn. 6.00% 2039[1]	6,519	7,387
Government National Mortgage Assn. 5.50% 2040[1]	7,032	7,946
Government National Mortgage Assn. 5.00% 2041[1]	8,960	9,790
Government National Mortgage Assn. 4.00% 2044[1]	31,055	32,958
Government National Mortgage Assn. 3.50% 2045[1,2]	387,890	403,906
Government National Mortgage Assn. 3.50% 2045[1]	283,950	296,236
Government National Mortgage Assn. 4.00% 2045[1,2]	290,851	308,342
Government National Mortgage Assn. 4.00% 2045[1]	13,228	14,039
Government National Mortgage Assn. 4.50% 2045[1]	6,936	7,465
Government National Mortgage Assn. 2.75%–6.50% 2032–2045[1,2]	59,817	63,231
		1,240,402

Commercial mortgage-backed securities 1.39%
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.988% 2045[1,3]	6,965	7,434
Other securities		17,445
		24,879

Total mortgage-backed obligations		1,265,281

U.S. Treasury bonds & notes 11.73%
U.S. Treasury inflation-protected securities 9.47%
U.S. Treasury Inflation-Protected Security 0.125% 2016[4,5]	29,728	29,458
U.S. Treasury Inflation-Protected Security 2.00% 2016[4]	9,017	9,007
U.S. Treasury Inflation-Protected Security 0.125% 2020[4]	14,265	14,211
U.S. Treasury Inflation-Protected Security 0.125% 2024[4]	12,310	11,830
U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	29,748	34,507

4	American Funds Mortgage Fund

	Principal amount	Value
	(000)	(000)
U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	$39,514	$41,529
U.S. Treasury Inflation-Protected Security 0.75% 2045[4]	19,405	17,466
U.S. Treasury Inflation-Protected Securities 0.13%–0.63% 2022–2043[4]	11,902	11,156
		169,164

U.S. Treasury 2.26%
U.S. Treasury 1.625% 2020	21,500	21,584
U.S. Treasury 2.125% 2025[5]	19,000	18,833
		40,417

Total U.S. Treasury bonds & notes		209,581

Asset-backed obligations 10.58%
Ares CLO Ltd., Series 2012-2-A, Class AR, CLO, 1.576% 2023[1,3,6]	9,000	8,979
Babson CLO Ltd., Series 2012-2-A, Class A-1-R, CLO, 1.514% 2023[1,3,6]	7,660	7,661
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 1.784% 2020[1,3,6,7]	8,000	8,001
Drive Auto Receivables Trust, Series 2015-B-A, Class A-2-A 0.93% 2017[1,6]	12,560	12,557
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,7,8]	20,640	20,612
Marine Park CLO Ltd., Series 2012-1-A, Class A1-AR, CLO, 1.604% 2023[1,3,6]	14,000	14,001
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.577% 2025[1,3,6]	14,000	13,892
Prestige Auto Receivables Trust, Series 2015-1, Class A-2, 1.09% 2019[1,6]	7,030	7,033
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	11,415	11,417
Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.70% 2018[1]	14,355	14,461
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[1]	7,944	7,994
Other securities		62,431
		189,039

Federal agency bonds & notes 5.73%
Fannie Mae 1.75% 2019	97,000	97,777
Fannie Mae 1.625% 2020	4,250	4,258
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[1]	480	483
		102,518

Total bonds, notes & other debt instruments (cost: $1,765,900,000)		1,766,419

Short-term securities 43.77%
Abbott Laboratories 0.16% due 10/27/2015[6]	28,100	28,096
Apple Inc. 0.08% due 9/14/2015[6]	14,300	14,299
Caterpillar Financial Services Corp. 0.14% due 10/13/2015	20,000	19,996
Coca-Cola Co. 0.23%–0.30% due 10/21/2015–12/18/2015[6]	46,700	46,681
Emerson Electric Co. 0.12%–0.13% due 9/16/2015–9/25/2015[6]	41,100	41,098
Estée Lauder Companies Inc. 0.10% due 9/8/2015–9/15/2015[6]	22,900	22,899
ExxonMobil Corp. 0.11% due 9/23/2015	24,700	24,698
Fannie Mae 0.11%–0.17% due 10/1/2015–12/15/2015	109,400	109,376
Federal Farm Credit Banks 0.17% due 1/8/2016	20,000	19,989
Federal Home Loan Bank 0.09%–0.20% due 10/16/2015–1/26/2016	203,200	203,157
Freddie Mac 0.12%–0.19% due 9/17/2015–12/10/2015	40,200	40,193
General Electric Co. 0.10% due 9/1/2015	49,900	49,900
John Deere Financial Ltd. 0.13%–0.16% due 9/4/2015–10/8/2015[6]	36,700	36,699
Jupiter Securitization Co., LLC 0.30%–0.40% due 11/4/2015–12/16/2015[6]	40,000	39,969
Microsoft Corp. 0.16% due 10/20/2015[6]	22,900	22,897
Private Export Funding Corp. 0.27% due 10/20/2015[6]	25,250	25,243
Qualcomm Inc. 0.11%–0.13% due 9/8/2015–10/14/2015[6]	26,100	26,098
Other securities		10,700

Total short-term securities (cost: $781,917,000)		781,988
Total investment securities 142.63% (cost: $2,547,817,000)		2,548,407
Other assets less liabilities (42.63)%		(761,742)

Net assets 100.00%		$1,786,665

American Funds Mortgage Fund	5

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $1,577,863,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317%	9/17/2015	$400,000	$(4)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8975	7/1/2017	83,000	96
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8875	7/2/2017	289,000	283
Receive	LCH.Clearnet	3-month USD-LIBOR	0.827	7/10/2017	170,000	(39)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.924	7/15/2017	105,000	153
Receive	LCH.Clearnet	3-month USD-LIBOR	0.894	8/24/2017	215,000	49
Receive	LCH.Clearnet	3-month USD-LIBOR	0.874	9/2/2017	50,000	(19)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.039	11/26/2017	2,400	(4)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.515	6/4/2019	40,000	198
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	18,150	270
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945	6/20/2019	11,300	170
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	4,550	68
Receive	LCH.Clearnet	3-month USD-LIBOR	1.732	6/27/2019	18,000	227
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	28,000	438
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	24,000	349
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7255	8/19/2019	95,000	1,093
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	75,000	1,406
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	242,000	2,030
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6625	12/18/2019	13,000	88
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	30,000	348
Receive	LCH.Clearnet	3-month USD-LIBOR	1.38	1/20/2020	71,000	(431)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.655	2/11/2020	75,000	390
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7615	2/19/2020	15,000	145
Receive	LCH.Clearnet	3-month USD-LIBOR	1.739	3/6/2020	61,000	514
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6115	3/23/2020	33,000	80
Receive	LCH.Clearnet	3-month USD-LIBOR	1.665	5/18/2020	18,000	63
Receive	LCH.Clearnet	3-month USD-LIBOR	1.654	6/1/2020	35,000	93
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8315	6/10/2020	40,000	426
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8445	6/16/2020	40,000	446
Receive	LCH.Clearnet	3-month USD-LIBOR	1.86	6/19/2020	40,000	473
Receive	LCH.Clearnet	3-month USD-LIBOR	1.872	6/30/2020	5,000	62
Receive	LCH.Clearnet	3-month USD-LIBOR	1.76327	7/1/2020	6,000	42
Pay	LCH.Clearnet	3-month USD-LIBOR	1.785	3/27/2022	35,000	274
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7585	3/27/2022	54,000	(512)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.74125	11/22/2023	4,000	(194)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/4/2024	16,000	(668)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.8715	1/20/2025	49,000	1,483
Pay	LCH.Clearnet	3-month USD-LIBOR	1.894	1/20/2025	5,000	142
Pay	LCH.Clearnet	3-month USD-LIBOR	1.9795	4/21/2025	30,000	693
Pay	LCH.Clearnet	3-month USD-LIBOR	2.1615	8/24/2025	45,000	433
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	11,000	(1,429)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	7,000	(717)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	6,000	(652)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2265	9/25/2044	12,500	(1,331)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	16,500	60
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4945	1/9/2045	7,000	337
Pay	LCH.Clearnet	3-month USD-LIBOR	2.454	1/15/2045	7,000	397
Pay	LCH.Clearnet	3-month USD-LIBOR	2.343	3/25/2045	7,000	565
Pay	LCH.Clearnet	3-month USD-LIBOR	2.625	6/2/2045	8,000	168

6	American Funds Mortgage Fund

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.94625%	7/1/2045	$20,500	$(974)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9025	7/2/2045	4,000	(153)
						$7,425

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $26,471,000, which represented 1.48% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $425,391,000, which represented 23.81% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $28,613,000, which represented 1.60% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021	4/7/2015	$20,639	$20,612	1.15%

Key to abbreviations

CLO = Collateralized Loan Obligations

TBA = To be announced

See Notes to Financial Statements

American Funds Mortgage Fund	7

Financial statements

Statement of assets and liabilities
at August 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,547,817)		$2,548,407
Cash		529
Receivables for:
Sales of investments	$1,729,620
Sales of fund’s shares	1,630
Variation margin	1,375
Interest	3,980
Other	8	1,736,613
		4,285,549
Liabilities:
Payables for:
Purchases of investments	2,496,324
Repurchases of fund’s shares	164
Dividends on fund’s shares	18
Investment advisory services	356
Services provided by related parties	182
Trustees’ deferred compensation	3
Variation margin	1,833
Other	4	2,498,884
Net assets at August 31, 2015		$1,786,665

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,768,659
Undistributed net investment income		337
Undistributed net realized gain		9,654
Net unrealized appreciation		8,015
Net assets at August 31, 2015		$1,786,665

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (174,886 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$163,598	16,015	$10.22
Class B	320	31	10.19
Class C	17,197	1,689	10.18
Class F-1	9,897	969	10.22
Class F-2	11,480	1,123	10.22
Class 529-A	13,266	1,299	10.21
Class 529-B	59	6	10.17
Class 529-C	4,821	474	10.17
Class 529-E	1,213	119	10.21
Class 529-F-1	5,760	564	10.22
Class R-1	216	21	10.19
Class R-2	2,225	219	10.17
Class R-2E	10	1	10.22
Class R-3	1,655	162	10.21
Class R-4	1,798	176	10.22
Class R-5	190	18	10.22
Class R-6	1,552,960	152,000	10.22

See Notes to Financial Statements

8	American Funds Mortgage Fund

Statement of operations
for the year ended August 31, 2015	(dollars in thousands)

Investment income:
Income:
Interest		$16,520
Fees and expenses*:
Investment advisory services	$3,512
Distribution services	638
Transfer agent services	367
Administrative services	682
Reports to shareholders	40
Registration statement and prospectus	233
Trustees’ compensation	8
Auditing and legal	87
Custodian	3
Other	65	5,635
Net investment income		10,885

Net realized gain and unrealized depreciation:
Net realized gain on:
Investments	23,705
Interest rate swaps	4,075	27,780
Net unrealized (depreciation) appreciation on:
Investments	(14,013)
Interest rate swaps	8,683	(5,330)
Net realized gain and unrealized depreciation		22,450
Net increase in net assets resulting from operations		$33,335

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2015	2014
Operations:
Net investment income	$10,885	$10,995
Net realized gain	27,780	17,013
Net unrealized (depreciation) appreciation	(5,330)	17,761
Net increase in net assets resulting from operations	33,335	45,769

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(20,142)	(12,273)
Distributions from net realized gain on investments	(12,729)	—
Total dividends and distributions paid or accrued to shareholders	(32,871)	(12,273)

Net capital share transactions	632,822	325,171

Total increase in net assets	633,286	358,667

Net assets:
Beginning of year	1,153,379	794,712
End of year (including undistributed net investment income: $337 and $143, respectively)	$1,786,665	$1,153,379

See Notes to Financial Statements

American Funds Mortgage Fund	9

Notes to financial statements

1. Organization

American Funds Mortgage Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income and preserve capital.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Contingent deferred sales
Share class	Initial sales charge	charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

10	American Funds Mortgage Fund

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as

American Funds Mortgage Fund	11

deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2015, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

12	American Funds Mortgage Fund

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

American Funds Mortgage Fund	13

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps as of, or for the year ended, August 31, 2015 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$14,552	Net unrealized depreciation*	$7,127

		Net realized gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Interest rate swaps	Interest	Net realized gain on interest rate swaps	$4,075	Net unrealized appreciation on interest rate swaps	$8,683

*	Includes cumulative appreciation (depreciation) on interest rate swaps as reported in the applicable table following the fund’s investment portfolio. Only the current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps. The program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010, the year the fund commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2015, the fund reclassified $9,451,000 from undistributed net realized gain to undistributed net investment income and $498,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$9,219
Undistributed long-term capital gains	1,156
Gross unrealized appreciation on investment securities	7,612
Gross unrealized depreciation on investment securities	(7,386)
Net unrealized appreciation on investment securities	226
Cost of investment securities	2,548,181

14	American Funds Mortgage Fund

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2015						Year ended August 31, 2014
					Total
					dividends and				Total
	Ordinary		Long-term		distributions paid		Ordinary	Long-term	dividends paid
Share class	income		capital gains		or accrued		income	capital gains	or accrued
Class A	$2,594		$174		$2,768		$1,681	$—	$1,681
Class B	4		—	*	4		3	—	3
Class C	179		21		200		74	—	74
Class F-1	109		7		116		70	—	70
Class F-2	250		16		266		121	—	121
Class 529-A	220		16		236		116	—	116
Class 529-B	1		—	*	1		1	—	1
Class 529-C	48		6		54		22	—	22
Class 529-E	20		2		22		12	—	12
Class 529-F-1	106		7		113		53	—	53
Class R-1	4		—	*	4		8	—	8
Class R-2	20		2		22		12	—	12
Class R-2E†	—	*	—	*	—	*	—	—	—
Class R-3	26		2		28		19	—	19
Class R-4	33		2		35		18	—	18
Class R-5	3		—	*	3		55	—	55
Class R-6	27,566		1,433		28,999		10,008	—	10,008
Total	$31,183		$1,688		$32,871		$12,273	$—	$12,273

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2015, the investment advisory services fee was $3,512,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

American Funds Mortgage Fund	15

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$347	$259		$14		Not applicable
Class B	4	1		Not applicable		Not applicable
Class C	163	30		8		Not applicable
Class F-1	14	9		3		Not applicable
Class F-2	Not applicable	12		6		Not applicable
Class 529-A	28	21		6		$11
Class 529-B	1	—	*	—	*	—*
Class 529-C	46	8		2		4
Class 529-E	6	2		1		1
Class 529-F-1	—	9		3		5
Class R-1	2	—	*	—	*	Not applicable
Class R-2	15	11		1		Not applicable
Class R-2E	—	—	*	—	*	Not applicable
Class R-3	8	3		1		Not applicable
Class R-4	4	2		1		Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	—	*	636		Not applicable
Total class-specific expenses	$638	$367		$682		$21

* Amount less than one thousand.

16	American Funds Mortgage Fund

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2015

Class A	$62,979	6,154	$2,674	262		$(36,098)	(3,530)	$29,555	2,886
Class B	140	14	5	—	[2]	(282)	(28)	(137)	(14)
Class C	7,002	687	196	20		(5,328)	(523)	1,870	184
Class F-1	7,614	744	114	11		(3,132)	(306)	4,596	449
Class F-2	6,469	633	187	18		(5,021)	(493)	1,635	158
Class 529-A	5,086	498	235	23		(3,207)	(314)	2,114	207
Class 529-B	25	3	1	—	[2]	(88)	(9)	(62)	(6)
Class 529-C	1,559	153	54	5		(1,235)	(121)	378	37
Class 529-E	273	27	21	2		(356)	(35)	(62)	(6)
Class 529-F-1	1,617	158	112	11		(710)	(69)	1,019	100
Class R-1	64	6	4	1		(148)	(15)	(80)	(8)
Class R-2	776	76	23	2		(494)	(48)	305	30
Class R-2E	—	—	—	—		—	—	—	—
Class R-3	579	56	28	3		(554)	(54)	53	5
Class R-4	526	51	34	4		(425)	(42)	135	13
Class R-5	39	3	4	—	[2]	(13)	(1)	30	2
Class R-6	624,415	61,121	28,997	2,840		(61,939)	(6,060)	591,473	57,901
Total net increase (decrease)	$719,163	70,384	$32,689	3,202		$(119,030)	(11,648)	$632,822	61,938

Year ended August 31, 2014

Class A	$27,796	2,771	$1,553	155		$(74,147)	(7,438)	$(44,798)	(4,512)
Class B	63	6	3	1		(491)	(49)	(425)	(42)
Class C	4,056	405	70	7		(14,286)	(1,438)	(10,160)	(1,026)
Class F-1	2,038	203	69	7		(4,398)	(439)	(2,291)	(229)
Class F-2	3,154	314	64	6		(2,524)	(253)	694	67
Class 529-A	3,943	393	116	12		(4,621)	(463)	(562)	(58)
Class 529-B	89	9	1	—	[2]	(451)	(45)	(361)	(36)
Class 529-C	1,632	164	21	2		(5,999)	(603)	(4,346)	(437)
Class 529-E	427	43	12	1		(794)	(80)	(355)	(36)
Class 529-F-1	1,535	154	53	5		(600)	(60)	988	99
Class R-1	47	5	6	1		(720)	(73)	(667)	(67)
Class R-2	724	73	10	1		(1,163)	(117)	(429)	(43)
Class R-2E3	10	1	—	—		—	—	10	1
Class R-3	378	38	17	1		(1,059)	(106)	(664)	(67)
Class R-4	605	60	16	2		(650)	(65)	(29)	(3)
Class R-5	1,237	124	54	5		(6,337)	(629)	(5,046)	(500)
Class R-6	433,537	43,091	10,052	1,001		(49,977)	(4,993)	393,612	39,099
Total net increase (decrease)	$481,271	47,854	$12,117	1,207		$(168,217)	(16,851)	$325,171	32,210

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

American Funds Mortgage Fund	17

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $17,186,718,000 and $16,576,211,000, respectively, during the year ended August 31, 2015.

10. Ownership concentration

At August 31, 2015, the fund had four shareholders, American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund and American Funds College 2018 Fund, with aggregate ownership of the fund’s outstanding shares of 16%, 17%, 10% and 12%, respectively. CRMC is the investment adviser to the three target date retirement funds and the college target date fund.

18	American Funds Mortgage Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 8/31/2015	$10.21	$.04	$.17	$.21	$(.10)	$(.10)	$(.20)	$10.22	2.09%	$164		.70%		.70%		.40%
Year ended 8/31/2014	9.84	.10	.39	.49	(.12)	—	(.12)	10.21	4.97	134		.72		.72		1.00
Year ended 8/31/2013	10.30	(.02)	(.24)	(.26)	(.07)	(.13)	(.20)	9.84	(2.54)	174		.64		.64		(.18)
Year ended 8/31/2012	10.16	.05	.34	.39	(.14)	(.11)	(.25)	10.30	3.90	198		.65		.65		.49
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.18	.15	.33	(.17)	—	(.17)	10.16	3.40 [6]	88		.73	[7]	.66	[7]	2.21 [7]
Class B:
Year ended 8/31/2015	10.19	(.04)	.17	.13	(.03)	(.10)	(.13)	10.19	1.28	—	[8]	1.45		1.45		(.37)
Year ended 8/31/2014	9.83	.02	.39	.41	(.05)	—	(.05)	10.19	4.13	1		1.50		1.50		.24
Year ended 8/31/2013	10.30	(.10)	(.23)	(.33)	(.01)	(.13)	(.14)	9.83	(3.28)	1		1.44		1.44		(1.01)
Year ended 8/31/2012	10.16	(.04)	.34	.30	(.05)	(.11)	(.16)	10.30	3.07	2		1.45		1.45		(.28)
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.13	.15	.28	(.12)	—	(.12)	10.16	2.88 [6]	1		1.50	[7]	1.43	[7]	1.63 [7]
Class C:
Year ended 8/31/2015	10.19	(.05)	.17	.12	(.03)	(.10)	(.13)	10.18	1.14	17		1.50		1.50		(.40)
Year ended 8/31/2014	9.83	.02	.38	.40	(.04)	—	(.04)	10.19	4.09	15		1.54		1.54		.17
Year ended 8/31/2013	10.30	(.10)	(.23)	(.33)	(.01)	(.13)	(.14)	9.83	(3.30)	25		1.47		1.47		(1.03)
Year ended 8/31/2012	10.16	(.04)	.34	.30	(.05)	(.11)	(.16)	10.30	3.03	32		1.48		1.48		(.35)
Period from 11/1/2010
to 8/31/2011[4,5]	10.00	.13	.15	.28	(.12)	—	(.12)	10.16	2.84 [6]	15		1.54	[7]	1.50	[7]	1.58 [7]
Class F-1:
Year ended 8/31/2015	10.21	.04	.17	.21	(.10)	(.10)	(.20)	10.22	2.08	10		.71		.71		.41
Year ended 8/31/2014	9.84	.10	.38	.48	(.11)	—	(.11)	10.21	4.94	5		.74		.74		.99
Year ended 8/31/2013	10.30	(.03)	(.23)	(.26)	(.07)	(.13)	(.20)	9.84	(2.59)	7		.69		.69		(.25)
Year ended 8/31/2012	10.16	.04	.34	.38	(.13)	(.11)	(.24)	10.30	3.85	11		.68		.68		.42
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.18	.15	.33	(.17)	—	(.17)	10.16	3.37 [6]	3		.78	[7]	.71	[7]	2.21 [7]
Class F-2:
Year ended 8/31/2015	10.21	.07	.17	.24	(.13)	(.10)	(.23)	10.22	2.37	12		.42		.42		.67
Year ended 8/31/2014	9.85	.12	.38	.50	(.14)	—	(.14)	10.21	5.12	10		.46		.46		1.24
Year ended 8/31/2013	10.30	(.01)	(.22)	(.23)	(.09)	(.13)	(.22)	9.85	(2.27)	9		.45		.45		(.06)
Year ended 8/31/2012	10.16	.07	.34	.41	(.16)	(.11)	(.27)	10.30	4.10	58		.45		.45		.66
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.20	.15	.35	(.19)	—	(.19)	10.16	3.57 [6]	2		.54	[7]	.46	[7]	2.37 [7]
Class 529-A:
Year ended 8/31/2015	10.21	.02	.17	.19	(.09)	(.10)	(.19)	10.21	1.91	13		.79		.79		.32
Year ended 8/31/2014	9.84	.09	.39	.48	(.11)	—	(.11)	10.21	4.87	11		.82		.82		.89
Year ended 8/31/2013	10.30	(.03)	(.23)	(.26)	(.07)	(.13)	(.20)	9.84	(2.63)	11		.74		.74		(.26)
Year ended 8/31/2012	10.16	.04	.34	.38	(.13)	(.11)	(.24)	10.30	3.80	8		.74		.74		.32
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.18	.15	.33	(.17)	—	(.17)	10.16	3.36 [6]	1		.77	[7]	.71	[7]	2.37 [7]
Class 529-B:
Year ended 8/31/2015	10.18	(.05)	.17	.12	(.03)	(.10)	(.13)	10.17	1.14	—	[8]	1.56		1.56		(.49)
Year ended 8/31/2014	9.82	.01	.39	.40	(.04)	—	(.04)	10.18	4.09	—	[8]	1.59		1.59		.11
Year ended 8/31/2013	10.30	(.11)	(.24)	(.35)	— [9]	(.13)	(.13)	9.82	(3.41)	—	[8]	1.55		1.55		(1.10)
Year ended 8/31/2012	10.16	(.05)	.34	.29	(.04)	(.11)	(.15)	10.30	2.96	1		1.54		1.54		(.51)
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.13	.15	.28	(.12)	—	(.12)	10.16	2.79 [6]	—	[8]	1.64	[7]	1.54	[7]	1.44 [7]

See page 21 for footnotes.

American Funds Mortgage Fund	19

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 8/31/2015	$10.18	$(.06)	$.17	$.11	$(.02)	$(.10)	$(.12)	$10.17	1.10%		$5		1.57%		1.57%		(.47)%
Year ended 8/31/2014	9.82	.01	.39	.40	(.04)	—	(.04)	10.18	4.05		4		1.62		1.62		.09
Year ended 8/31/2013	10.30	(.11)	(.24)	(.35)	— [9]	(.13)	(.13)	9.82	(3.42)		9		1.55		1.55		(1.09)
Year ended 8/31/2012	10.16	(.05)	.34	.29	(.04)	(.11)	(.15)	10.30	2.95		8		1.52		1.52		(.58)
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.13	.15	.28	(.12)	—	(.12)	10.16	2.78	[6]	1		1.63	[7]	1.57	[7]	1.53 [7]
Class 529-E:
Year ended 8/31/2015	10.21	— [9]	.17	.17	(.07)	(.10)	(.17)	10.21	1.65		1		1.04		1.04		.06
Year ended 8/31/2014	9.84	.06	.39	.45	(.08)	—	(.08)	10.21	4.59		1		1.08		1.08		.65
Year ended 8/31/2013	10.30	(.05)	(.24)	(.29)	(.04)	(.13)	(.17)	9.84	(2.90)		2		1.01		1.01		(.49)
Year ended 8/31/2012	10.16	.01	.34	.35	(.10)	(.11)	(.21)	10.30	3.49		1		1.04		1.04		.02
Period from 11/1/2010
to 8/31/2011[4,5]	10.00	.16	.15	.31	(.15)	—	(.15)	10.16	3.13	[6]	—	[8]	1.12	[7]	1.05	[7]	2.04 [7]
Class 529-F-1:
Year ended 8/31/2015	10.21	.06	.17	.23	(.12)	(.10)	(.22)	10.22	2.22		6		.57		.57		.54
Year ended 8/31/2014	9.84	.11	.39	.50	(.13)	—	(.13)	10.21	5.08		5		.61		.61		1.10
Year ended 8/31/2013	10.30	— [9]	(.25)	(.25)	(.08)	(.13)	(.21)	9.84	(2.45)		4		.54		.54		(.04)
Year ended 8/31/2012	10.16	.05	.34	.39	(.14)	(.11)	(.25)	10.30	3.99		1		.56		.56		.53
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.19	.15	.34	(.18)	—	(.18)	10.16	3.49	[6]	—	[8]	.62	[7]	.57	[7]	2.43 [7]
Class R-1:
Year ended 8/31/2015	10.19	— [9]	.17	.17	(.07)	(.10)	(.17)	10.19	1.61		—	[8]	1.13		1.13		(.06)
Year ended 8/31/2014	9.84	.14	.38	.52	(.17)	—	(.17)	10.19	5.38	[10]	—	[8]	.26	[10]	.26	[10]	1.45 [10]
Year ended 8/31/2013	10.30	(.06)	(.22)	(.28)	(.05)	(.13)	(.18)	9.84	(2.73)[10]		1		.98	[10]	.98	[10]	(.59)[10]
Year ended 8/31/2012	10.16	(.02)	.34	.32	(.07)	(.11)	(.18)	10.30	3.20	[10]	3		1.33	[10]	1.33	[10]	(.12)[10]
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.13	.15	.28	(.12)	—	(.12)	10.16	2.87	[6,10]	3		1.43	[7,10]	1.32	[7,10]	1.36 [7,10]
Class R-2:
Year ended 8/31/2015	10.18	(.06)	.17	.11	(.02)	(.10)	(.12)	10.17	1.08		2		1.62		1.62		(.51)
Year ended 8/31/2014	9.83	.02	.39	.41	(.06)	—	(.06)	10.18	4.19	[10]	2		1.47	[10]	1.47	[10]	.23 [10]
Year ended 8/31/2013	10.30	(.08)	(.23)	(.31)	(.03)	(.13)	(.16)	9.83	(3.10)[10]		2		1.21	[10]	1.21	[10]	(.75)[10]
Year ended 8/31/2012	10.16	(.02)	.34	.32	(.07)	(.11)	(.18)	10.30	3.26	[10]	2		1.27	[10]	1.27	[10]	(.14)[10]
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.14	.15	.29	(.13)	—	(.13)	10.16	2.95	[6,10]	1		1.32	[7,10]	1.18	[7,10]	1.48 [7,10]
Class R-2E:
Year ended 8/31/2015	10.21	.06	.17	.23	(.12)	(.10)	(.22)	10.22	2.22	[11]	—	[8]	.57	[11]	.57	[11]	.54 [11]
Period from 8/29/2014 to 8/31/2014[5,12]	10.21	—	—	—	—	—	—	10.21	—		—	[8]	—		—		—
Class R-3:
Year ended 8/31/2015	10.21	— [9]	.17	.17	(.07)	(.10)	(.17)	10.21	1.68		2		1.01		1.01		.09
Year ended 8/31/2014	9.84	.08	.39	.47	(.10)	—	(.10)	10.21	4.78	[10]	2		.92	[10]	.92	[10]	.81 [10]
Year ended 8/31/2013	10.30	(.03)	(.24)	(.27)	(.06)	(.13)	(.19)	9.84	(2.67)[10]		2		.80	[10]	.80	[10]	(.34)[10]
Year ended 8/31/2012	10.16	.02	.34	.36	(.11)	(.11)	(.22)	10.30	3.63	[10]	2		.89	[10]	.89	[10]	.23 [10]
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.16	.15	.31	(.15)	—	(.15)	10.16	3.18	[6,10]	1		1.03	[7,10]	.92	[7,10]	1.76 [7,10]

20	American Funds Mortgage Fund

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 8/31/2015	$10.21	$.05		$.17	$.22	$(.11)	$(.10)	$(.21)	$10.22	2.16%	$2		.63%		.63%		.48%
Year ended 8/31/2014	9.84	.11		.38	.49	(.12)	—	(.12)	10.21	5.06	2		.63		.63		1.06
Year ended 8/31/2013	10.30	(.01)		(.24)	(.25)	(.08)	(.13)	(.21)	9.84	(2.50)	2		.60		.60		(.13)
Year ended 8/31/2012	10.16	.05		.34	.39	(.14)	(.11)	(.25)	10.30	3.91	1		.62		.62		.51
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.18		.15	.33	(.17)	—	(.17)	10.16	3.37 [6]	1		.77	[7]	.69	[7]	1.93	[7]
Class R-5:
Year ended 8/31/2015	10.21	.07		.17	.24	(.13)	(.10)	(.23)	10.22	2.40	—	[8]	.38		.38		.72
Year ended 8/31/2014	9.84	.15		.37	.52	(.15)	—	(.15)	10.21	5.29	—	[8]	.43		.43		1.48
Year ended 8/31/2013	10.30	—	[9]	(.23)	(.23)	(.10)	(.13)	(.23)	9.84	(2.29)	5		.38		.38		.05
Year ended 8/31/2012	10.16	.07		.34	.41	(.16)	(.11)	(.27)	10.30	4.14	9		.39		.39		.70
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.20		.15	.35	(.19)	—	(.19)	10.16	3.58 [6]	2		.49	[7]	.44	[7]	2.40	[7]
Class R-6:
Year ended 8/31/2015	10.21	.08		.17	.25	(.14)	(.10)	(.24)	10.22	2.48	1,553		.32		.32		.80
Year ended 8/31/2014	9.84	.13		.39	.52	(.15)	—	(.15)	10.21	5.33	961		.36		.36		1.32
Year ended 8/31/2013	10.30	.02		(.25)	(.23)	(.10)	(.13)	(.23)	9.84	(2.25)	541		.32		.32		.18
Year ended 8/31/2012	10.16	.07		.34	.41	(.16)	(.11)	(.27)	10.30	4.19	291		.37		.37		.82
Period from 11/1/2010 to 8/31/2011[4,5]	10.00	.20		.15	.35	(.19)	—	(.19)	10.16	3.61 [6]	256		.51	[7]	.41	[7]	2.55	[7]

	Year ended August 31				For the period 11/1/2010 to
Portfolio turnover rate for all share classes[13]	2015	2014	2013	2012	8/31/2011[4,5,6]
Including mortage dollar roll transactions	1,205%	812%	658%	442%	240%
Excluding mortage dollar roll transactions	130%	Not available

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed other fees and expenses.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	For the period November 1, 2010, commencement of operations, through August 31, 2011.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Although the fund has plans of distribution for Class R-1, R-2 and R-3 shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[11]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[12]	Class R-2E shares were offered beginning August 29, 2014.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

American Funds Mortgage Fund	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
October 16, 2015

22	American Funds Mortgage Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2015, through August 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Mortgage Fund	23

	Beginning account value 3/1/2015	Ending account value 8/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,007.35	$3.34	.66%
Class A - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class B - actual return	1,000.00	1,003.68	7.02	1.39
Class B - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class C - actual return	1,000.00	1,002.33	7.37	1.46
Class C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class F-1 - actual return	1,000.00	1,007.31	3.39	.67
Class F-1 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 - actual return	1,000.00	1,007.64	2.07	.41
Class F-2 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A - actual return	1,000.00	1,006.04	3.64	.72
Class 529-A - assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-B - actual return	1,000.00	1,002.40	7.37	1.46
Class 529-B - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-C - actual return	1,000.00	1,002.00	7.72	1.53
Class 529-C - assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-E - actual return	1,000.00	1,004.65	5.81	1.15
Class 529-E - assumed 5% return	1,000.00	1,019.41	5.85	1.15
Class 529-F-1 - actual return	1,000.00	1,007.98	2.68	.53
Class 529-F-1 - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-1 - actual return	1,000.00	1,004.85	4.95	.98
Class R-1 - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-2 - actual return	1,000.00	1,001.90	7.92	1.57
Class R-2 - assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class R-2E - actual return	1,000.00	1,007.20	2.93	.58
Class R-2E - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class R-3 - actual return	1,000.00	1,004.77	4.95	.98
Class R-3 - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 - actual return	1,000.00	1,007.77	2.88	.57
Class R-4 - assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-5 - actual return	1,000.00	1,008.87	1.82	.36
Class R-5 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 - actual return	1,000.00	1,009.19	1.47	.29
Class R-6 - assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2015:

Long-term capital gains	$1,688,000
U.S. government income that may be exempt from state taxation	$4,991,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

24	American Funds Mortgage Fund

Approval of Investment Advisory and Service Agreement

The American Funds Mortgage Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them through-out the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper U.S. Mortgage Funds Average, the Lipper GNMA Funds Average and the Barclays U.S. Mortgage Backed Securities Index. They noted the fund’s relatively short lifetime, and that results were below those of the Barclays index and the Lipper U.S. Mortgage Funds Average for the nine-month, one-year, three-year and lifetime periods. They also noted that results were above the Lipper GNMA Funds Average for the year-to-date, three-year and lifetime periods, but below for the one-year period. They also noted that the Lipper mortgage category included funds with a broad range of mandates including those that invested in other and lower quality instruments not utilized by the fund. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that of the 28 largest U.S. mortgage funds included in the Lipper U.S. Mortgage Funds category, the fund’s advisory fees were below the median fees of such other funds, and although its total expenses were higher than the median of such funds, such expenses less distribution expenses were below the median. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory

American Funds Mortgage Fund	25

differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

26	American Funds Mortgage Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	79	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	76	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	81	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	75	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	75	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2010	President and University Professor, The University of Tulsa	78	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

American Funds Mortgage Fund	27

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David J. Betanzos, 1974 President	2014	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Fergus N. MacDonald, 1969 Senior Vice President	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

28	American Funds Mortgage Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2015, portfolio of American Funds Mortgage Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$63,000
2015	$82,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$7,000
2015	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$44,000
2015	$29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$2,000
2015	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $53,000 for fiscal year 2014 and $50,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Mortgage Fund®
Investment portfolio
August 31, 2015
Bonds, notes & other debt instruments 98.86% Mortgage-backed obligations 70.82% Federal agency mortgage-backed obligations 69.43%	Principal amount (000)	Value (000)
Fannie Mae 3.347% 2017[1]	$265	$276
Fannie Mae 2.50% 2033[1]	3,900	3,902
Fannie Mae 2.50% 2033[1]	900	897
Fannie Mae 3.00% 2033[1]	1,344	1,355
Fannie Mae 5.00% 2040[1]	1,069	1,156
Fannie Mae 5.00% 2040[1]	992	1,064
Fannie Mae 2.275% 2043[1]	204	194
Fannie Mae 2.275% 2043[1]	133	127
Fannie Mae 2.275% 2043[1]	117	112
Fannie Mae 2.275% 2043[1]	116	110
Fannie Mae 2.275% 2043[1]	89	85
Fannie Mae 2.525% 2043[1]	343	334
Fannie Mae 2.525% 2043[1]	291	283
Fannie Mae 2.525% 2043[1]	232	226
Fannie Mae 2.525% 2043[1]	186	181
Fannie Mae 2.525% 2043[1]	166	162
Fannie Mae 2.525% 2043[1]	153	149
Fannie Mae 2.525% 2043[1]	138	135
Fannie Mae 2.525% 2043[1]	132	128
Fannie Mae 2.525% 2043[1]	128	124
Fannie Mae 2.525% 2043[1]	110	107
Fannie Mae 2.525% 2043[1]	109	106
Fannie Mae 2.525% 2043[1]	103	100
Fannie Mae 2.525% 2043[1]	91	89
Fannie Mae 2.525% 2043[1]	87	85
Fannie Mae 2.525% 2043[1]	87	84
Fannie Mae 2.525% 2043[1]	87	84
Fannie Mae 2.525% 2043[1]	74	72
Fannie Mae 2.525% 2043[1]	74	72
Fannie Mae 2.525% 2043[1]	73	71
Fannie Mae 2.525% 2043[1]	17	17
Fannie Mae 2.775% 2043[1]	686	680
Fannie Mae 2.775% 2043[1]	456	452
Fannie Mae 2.775% 2043[1]	435	431
Fannie Mae 2.775% 2043[1]	406	402
Fannie Mae 2.775% 2043[1]	385	381
Fannie Mae 2.775% 2043[1]	381	377
Fannie Mae 2.775% 2043[1]	363	360
Fannie Mae 2.775% 2043[1]	229	227
Fannie Mae 2.775% 2043[1]	156	155
Fannie Mae 2.775% 2043[1]	140	139
Fannie Mae 2.775% 2043[1]	137	136
Fannie Mae 2.775% 2043[1]	128	127
Fannie Mae 2.775% 2043[1]	124	123
Fannie Mae 2.775% 2043[1]	112	111
Fannie Mae 2.775% 2043[1]	108	107
American Funds Mortgage Fund — Page 1 of 7

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.775% 2043[1]	$106	$105
Fannie Mae 2.775% 2043[1]	59	59
Fannie Mae 2.775% 2043[1]	52	51
Fannie Mae 3.025% 2043[1]	371	374
Fannie Mae 3.025% 2043[1]	226	227
Fannie Mae 3.025% 2043[1]	204	205
Fannie Mae 3.025% 2043[1]	180	181
Fannie Mae 3.025% 2043[1]	146	147
Fannie Mae 3.025% 2043[1]	145	146
Fannie Mae 3.025% 2043[1]	119	120
Fannie Mae 3.025% 2043[1]	115	116
Fannie Mae 3.025% 2043[1]	107	108
Fannie Mae 3.025% 2043[1]	94	95
Fannie Mae 3.025% 2043[1]	94	95
Fannie Mae 3.025% 2043[1]	92	93
Fannie Mae 3.025% 2043[1]	89	90
Fannie Mae 3.025% 2043[1]	83	83
Fannie Mae 3.025% 2043[1]	47	48
Fannie Mae 3.275% 2043[1]	230	236
Fannie Mae 3.275% 2043[1]	194	198
Fannie Mae 3.275% 2043[1]	170	173
Fannie Mae 3.275% 2043[1]	134	137
Fannie Mae 3.275% 2043[1]	126	129
Fannie Mae 3.275% 2043[1]	126	129
Fannie Mae 3.275% 2043[1]	77	78
Fannie Mae 3.275% 2043[1]	65	67
Fannie Mae 3.275% 2043[1]	35	35
Fannie Mae 4.00% 2043[1]	9,121	9,812
Fannie Mae 3.50% 2045[1,2]	54,000	55,963
Fannie Mae 3.50% 2053[1]	2,613	2,662
Freddie Mac 6.00% 2038[1]	346	391
Freddie Mac 4.00% 2041[1]	614	654
Government National Mortgage Assn. 4.00% 2032[1]	1,160	1,244
Government National Mortgage Assn. 4.00% 2032[1]	874	939
Government National Mortgage Assn. 6.50% 2032[1]	1,807	2,061
Government National Mortgage Assn. 3.75% 2034[1]	1,600	1,699
Government National Mortgage Assn. 4.25% 2034[1]	1,384	1,497
Government National Mortgage Assn. 3.25% 2035[1]	3,551	3,645
Government National Mortgage Assn. 3.25% 2035[1]	2,228	2,287
Government National Mortgage Assn. 3.25% 2035[1]	1,969	2,043
Government National Mortgage Assn. 3.25% 2035[1]	1,932	1,983
Government National Mortgage Assn. 5.00% 2035[1]	976	1,062
Government National Mortgage Assn. 3.75% 2037[1]	872	927
Government National Mortgage Assn. 6.50% 2038[1]	533	602
Government National Mortgage Assn. 6.50% 2038[1]	269	303
Government National Mortgage Assn. 6.50% 2038[1]	60	64
Government National Mortgage Assn. 6.00% 2039[1]	6,519	7,387
Government National Mortgage Assn. 3.25% 2040[1]	1,476	1,532
Government National Mortgage Assn. 3.25% 2040[1]	1,225	1,257
Government National Mortgage Assn. 3.25% 2040[1]	1,220	1,252
Government National Mortgage Assn. 5.00% 2040[1]	699	757
Government National Mortgage Assn. 5.50% 2040[1]	7,032	7,946
Government National Mortgage Assn. 4.00% 2041[1]	1,354	1,397
Government National Mortgage Assn. 4.50% 2041[1]	2,868	3,089
American Funds Mortgage Fund — Page 2 of 7

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.50% 2041[1]	$1,454	$1,527
Government National Mortgage Assn. 4.50% 2041[1]	1,179	1,238
Government National Mortgage Assn. 4.50% 2041[1]	1,130	1,216
Government National Mortgage Assn. 4.50% 2041[1]	1,071	1,153
Government National Mortgage Assn. 5.00% 2041[1]	8,960	9,790
Government National Mortgage Assn. 5.00% 2041[1]	4,883	5,301
Government National Mortgage Assn. 5.00% 2041[1]	1,885	1,988
Government National Mortgage Assn. 6.50% 2041[1]	777	856
Government National Mortgage Assn. 2.75% 2042[1]	909	907
Government National Mortgage Assn. 2.75% 2042[1]	763	759
Government National Mortgage Assn. 2.75% 2042[1]	523	521
Government National Mortgage Assn. 2.75% 2042[1]	468	467
Government National Mortgage Assn. 2.75% 2042[1]	364	363
Government National Mortgage Assn. 2.75% 2042[1]	340	339
Government National Mortgage Assn. 2.75% 2042[1]	76	75
Government National Mortgage Assn. 3.50% 2042[1]	925	971
Government National Mortgage Assn. 3.50% 2042[1]	799	832
Government National Mortgage Assn. 4.00% 2042[1]	1,292	1,384
Government National Mortgage Assn. 4.00% 2042[1]	948	1,016
Government National Mortgage Assn. 4.00% 2042[1]	889	943
Government National Mortgage Assn. 4.50% 2042[1]	2,000	2,151
Government National Mortgage Assn. 3.50% 2043[1]	1,311	1,377
Government National Mortgage Assn. 3.50% 2043[1]	1,223	1,275
Government National Mortgage Assn. 4.00% 2043[1]	2,332	2,420
Government National Mortgage Assn. 3.75% 2044[1]	1,925	2,041
Government National Mortgage Assn. 4.00% 2044[1]	31,055	32,958
Government National Mortgage Assn. 4.25% 2044[1]	1,197	1,293
Government National Mortgage Assn. 3.50% 2045[1,2]	387,890	403,906
Government National Mortgage Assn. 3.50% 2045[1]	283,950	296,236
Government National Mortgage Assn. 4.00% 2045[1,2]	290,851	308,342
Government National Mortgage Assn. 4.00% 2045[1]	13,228	14,039
Government National Mortgage Assn. 4.50% 2045[1]	6,936	7,465
Government National Mortgage Assn. 4.50% 2045[1]	797	856
Government National Mortgage Assn. 4.50% 2045[1,2]	300	322
		1,240,402
Commercial mortgage-backed securities 1.39%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[1,3]	1,015	1,089
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 0.998% 2027[1,3,4]	3,000	2,979
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.042% 2031[1,3,4]	2,406	2,393
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.988% 2045[1,3]	6,965	7,434
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[1,4]	2,390	2,395
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 6.019% 2046[1,3]	2,966	3,035
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[1]	1,378	1,429
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A-1-A, 5.825% 2042[1,3]	766	812
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.893% 2043[1,3]	2,858	2,920
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[1,3]	382	393
		24,879
Total mortgage-backed obligations		1,265,281
American Funds Mortgage Fund — Page 3 of 7

Bonds, notes & other debt instruments U.S. Treasury bonds & notes 11.73% U.S. Treasury inflation-protected securities 9.47%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2016[5,6]	$29,728	$29,458
U.S. Treasury Inflation-Protected Security 2.00% 2016[5]	9,017	9,007
U.S. Treasury Inflation-Protected Security 0.125% 2020[5]	14,265	14,211
U.S. Treasury Inflation-Protected Security 0.125% 2022[5]	2,355	2,304
U.S. Treasury Inflation-Protected Security 0.125% 2023[5]	5,396	5,226
U.S. Treasury Inflation-Protected Security 0.125% 2024[5]	12,310	11,830
U.S. Treasury Inflation-Protected Security 2.375% 2025[5]	29,748	34,507
U.S. Treasury Inflation-Protected Security 0.625% 2043[5]	4,151	3,626
U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	39,514	41,529
U.S. Treasury Inflation-Protected Security 0.75% 2045[5]	19,405	17,466
		169,164
U.S. Treasury 2.26%
U.S. Treasury 1.625% 2020	21,500	21,584
U.S. Treasury 2.125% 2025[6]	19,000	18,833
		40,417
Total U.S. Treasury bonds & notes		209,581
Asset-backed obligations 10.58%
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[1]	5,344	5,335
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class B, 2.08% 2020[1]	4,775	4,781
Ares CLO Ltd., Series 2012-2-A, Class AR, CLO, 1.576% 2023[1,3,4]	9,000	8,979
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[1,4]	1,680	1,680
Babson CLO Ltd., Series 2012-2-A, Class A-1-R, CLO, 1.514% 2023[1,3,4]	7,660	7,661
Black Diamond CLO Ltd., Series 2006-1-A, Class AD, CLO, 0.544% 2019[1,3,4]	3,192	3,152
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 1.784% 2020[1,3,4,7]	8,000	8,001
CPS Auto Receivables Trust, Series 2015-A, Class A, 1.53% 2019[1,4]	3,697	3,692
Drive Auto Receivables Trust, Series 2015-B-A, Class A-2-A 0.93% 2017[1,4]	12,560	12,557
Dryden Senior Loan Fund, Series 2012-23-RA, Class A-1-R, CLO, 1.539% 2023[1,3,4]	4,000	3,987
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.359% 2019[1,3,4]	569	567
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,7,8]	20,640	20,612
Magnetite CLO Ltd. Series 2012-6-A, Class A-R, 1.534% 2023[1,3,4]	6,740	6,730
Marine Park CLO Ltd., Series 2012-1-A, Class A1-AR, CLO, 1.604% 2023[1,3,4]	14,000	14,001
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 1.549% 2023[1,3,4]	5,697	5,678
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.577% 2025[1,3,4]	14,000	13,892
Prestige Auto Receivables Trust, Series 2015-1, Class A-2, 1.09% 2019[1,4]	7,030	7,033
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[1]	5,472	5,516
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78% 2017[1]	265	266
Santander Drive Auto Receivables Trust, Series 2013-2, Class B, 1.33% 2018[1]	5,334	5,322
Santander Drive Auto Receivables Trust, Series 2013-5, Class B, 1.55% 2018[1]	11,415	11,417
Santander Drive Auto Receivables Trust, Series 2012-AA, Class C, 1.78% 2018[1,4]	5,325	5,335
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[1]	2,917	2,928
Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.70% 2018[1]	14,355	14,461
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[1]	7,944	7,994
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2018[1]	1,481	1,488
Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.83% 2020[1]	6,000	5,974
		189,039
American Funds Mortgage Fund — Page 4 of 7

Bonds, notes & other debt instruments Federal agency bonds & notes 5.73%	Principal amount (000)	Value (000)
Fannie Mae 1.75% 2019	$97,000	$97,777
Fannie Mae 1.625% 2020	4,250	4,258
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[1]	480	483
		102,518
Total bonds, notes & other debt instruments (cost: $1,765,900,000)		1,766,419
Short-term securities 43.77%
Abbott Laboratories 0.16% due 10/27/2015[4]	28,100	28,096
Apple Inc. 0.08% due 9/14/2015[4]	14,300	14,299
Caterpillar Financial Services Corp. 0.14% due 10/13/2015	20,000	19,996
Coca-Cola Co. 0.23%–0.30% due 10/21/2015–12/18/2015[4]	46,700	46,681
Emerson Electric Co. 0.12%–0.13% due 9/16/2015–9/25/2015[4]	41,100	41,098
Estée Lauder Companies Inc. 0.10% due 9/8/2015–9/15/2015[4]	22,900	22,899
ExxonMobil Corp. 0.11% due 9/23/2015	24,700	24,698
Fannie Mae 0.11%–0.17% due 10/1/2015–12/15/2015	109,400	109,376
Federal Farm Credit Banks 0.17% due 1/8/2016	20,000	19,989
Federal Home Loan Bank 0.09%–0.20% due 10/16/2015–1/26/2016	203,200	203,157
Freddie Mac 0.12%–0.19% due 9/17/2015–12/10/2015	40,200	40,193
General Electric Co. 0.10% due 9/1/2015	49,900	49,900
IBM Corp. 0.12% due 9/25/2015[4]	3,700	3,700
John Deere Financial Ltd. 0.13%–0.16% due 9/4/2015–10/8/2015[4]	36,700	36,699
Johnson & Johnson 0.09% due 9/11/2015[4]	7,000	7,000
Jupiter Securitization Co., LLC 0.30%–0.40% due 11/4/2015–12/16/2015[4]	40,000	39,969
Microsoft Corp. 0.16% due 10/20/2015[4]	22,900	22,897
Private Export Funding Corp. 0.27% due 10/20/2015[4]	25,250	25,243
Qualcomm Inc. 0.11%–0.13% due 9/8/2015–10/14/2015[4]	26,100	26,098
Total short-term securities (cost: $781,917,000)		781,988
Total investment securities 142.63% (cost: $2,547,817,000)		2,548,407
Other assets less liabilities (42.63)%		(761,742)
Net assets 100.00%		$1,786,665
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $1,577,863,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317%	9/17/2015	$400,000	$(4)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8975	7/1/2017	83,000	96
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8875	7/2/2017	289,000	283
Receive	LCH.Clearnet	3-month USD-LIBOR	0.827	7/10/2017	170,000	(39)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.924	7/15/2017	105,000	153
Receive	LCH.Clearnet	3-month USD-LIBOR	0.894	8/24/2017	215,000	49
Receive	LCH.Clearnet	3-month USD-LIBOR	0.874	9/2/2017	50,000	(19)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.039	11/26/2017	2,400	(4)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.515	6/4/2019	40,000	198
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	18,150	270
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945	6/20/2019	11,300	170
American Funds Mortgage Fund — Page 5 of 7

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905%	6/20/2019	$4,550	$68
Receive	LCH.Clearnet	3-month USD-LIBOR	1.732	6/27/2019	18,000	227
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	28,000	438
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	24,000	349
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7255	8/19/2019	95,000	1,093
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	75,000	1,406
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	242,000	2,030
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6625	12/18/2019	13,000	88
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	30,000	348
Receive	LCH.Clearnet	3-month USD-LIBOR	1.38	1/20/2020	71,000	(431)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.655	2/11/2020	75,000	390
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7615	2/19/2020	15,000	145
Receive	LCH.Clearnet	3-month USD-LIBOR	1.739	3/6/2020	61,000	514
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6115	3/23/2020	33,000	80
Receive	LCH.Clearnet	3-month USD-LIBOR	1.665	5/18/2020	18,000	63
Receive	LCH.Clearnet	3-month USD-LIBOR	1.654	6/1/2020	35,000	93
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8315	6/10/2020	40,000	426
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8445	6/16/2020	40,000	446
Receive	LCH.Clearnet	3-month USD-LIBOR	1.86	6/19/2020	40,000	473
Receive	LCH.Clearnet	3-month USD-LIBOR	1.872	6/30/2020	5,000	62
Receive	LCH.Clearnet	3-month USD-LIBOR	1.76327	7/1/2020	6,000	42
Pay	LCH.Clearnet	3-month USD-LIBOR	1.785	3/27/2022	35,000	274
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7585	3/27/2022	54,000	(512)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.74125	11/22/2023	4,000	(194)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/4/2024	16,000	(668)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.8715	1/20/2025	49,000	1,483
Pay	LCH.Clearnet	3-month USD-LIBOR	1.894	1/20/2025	5,000	142
Pay	LCH.Clearnet	3-month USD-LIBOR	1.9795	4/21/2025	30,000	693
Pay	LCH.Clearnet	3-month USD-LIBOR	2.1615	8/24/2025	45,000	433
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	11,000	(1,429)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	7,000	(717)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	6,000	(652)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2265	9/25/2044	12,500	(1,331)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	16,500	60
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4945	1/9/2045	7,000	337
Pay	LCH.Clearnet	3-month USD-LIBOR	2.454	1/15/2045	7,000	397
Pay	LCH.Clearnet	3-month USD-LIBOR	2.343	3/25/2045	7,000	565
Pay	LCH.Clearnet	3-month USD-LIBOR	2.625	6/2/2045	8,000	168
Pay	LCH.Clearnet	3-month USD-LIBOR	2.94625	7/1/2045	20,500	(974)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9025	7/2/2045	4,000	(153)
						$7,425

American Funds Mortgage Fund — Page 6 of 7

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $425,391,000, which represented 23.81% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $26,471,000, which represented 1.48% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $28,613,000, which represented 1.60% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021	4/7/2015	$20,639	$20,612	1.15%

Key to abbreviations
CLO = Collateralized Loan Obligations
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-042-1015O-S49123	American Funds Mortgage Fund — Page 7 of 7

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the "Fund") at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

October 16, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By /s/ David J. Betanzos
David J. Betanzos, President and Principal Executive Officer

Date: October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David J. Betanzos
David J. Betanzos, President and Principal Executive Officer

Date: October 30, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 30, 2015